UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 2022

NEXTPLAT CORP

(Exact Name of Registrant as Specified in its Charter)

nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410

Coconut Grove, FL 33133

(Address of principal executive offices and zip code)

(305) 560-5355

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market Inc.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 19, 2022, NextPlat Corp (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, that the Board of Directors of the Company (the “Board”) had appointed Ms. Cristina Fernandez to fill a newly-created position on the Board. This Form 8-K/A amends the Original Form 8-K to (i) clarify that Ms. Fernandez’s full legal name is Maria Cristina Fernandez, and (ii) to include information about Ms. Fernandez’s compensation as a director.

In connection with Ms. Fernandez’s appointment to the Board, the Company entered into a Director Services Agreement (the “Director Agreement”) with Ms. Fernandez on September 28, 2022. The Director Agreement has a two-year term (subject to the director’s nomination and election) and provides for a cash retainer of $30,000 per year plus meeting fees of $3,000 for every Board meeting attended and $500 for each committee meeting attended (to the extent such committee meetings do not occur on the same day as a board meeting). The Director Agreement also contains customary confidentiality and indemnification provisions and require the Company to maintain a specified amount of director and officer insurance.

The Company also entered into a Stock Option Agreement (the “Stock Option Agreement”) with Ms. Fernandez on October 1, 2022, granting Ms. Fernandez options to purchase 20,000 shares of the Company’s common stock, subject to the vesting and other conditions set forth in the Stock Option Agreement. Under the vesting provisions in the Stock Option Agreement, the first half of the options are fully vested on day one, with the remaining half vesting on the first anniversary of the grant date. The options granted under the Stock Option Agreement were made outside of the Company’s existing equity incentive plans, and were approved by the Company’s independent directors.

The foregoing summaries of the Director Agreement and Stock Option Agreement do not purport to be complete and are subject to, and qualified in their entirety, by reference to the Director Agreement and Stock Option Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Director Services Agreement, dated as of September 28, 2022, by and between the Company and M. Cristina Fernandez

10.2	Stock Option Agreement, dated as of October 1, 2022, by and between the Company and M. Cristina Fernandez

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Chairman and Chief Executive Officer

Dated: October 5, 2022

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